PROSPECTUS SUPPLEMENT

Reliastar Life Insurance Company of New York and its Reliastar Life Insurance Company of New York Variable Annuity Funds M, P, Q

Supplement Dated March 26, 2008

This supplement updates and amends certain information contained in your current prospectus. Please read it carefully and keep it with your prospectus for future reference.

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     IMPORTANT INFORMATION REGARDING THE ING VAN KAMPEN LARGE CAP GROWTH PORTFOLIO

Effective April 28, 2008, the ING Van Kampen Large Cap Growth Portfolio (formerly known as the ING FMRSM Large Cap Growth Portfolio) will merge into and become part of the ING Van Kampen Capital Growth Portfolio. Because of this merger, your investment in the ING Van Kampen Large Cap Growth Portfolio will automatically become an investment in the ING Van Kampen Capital Growth Portfolio with an equal total net asset value. Unless you provide us with alternative allocation instructions, all future premiums received that would have been allocated to the Sub-Account corresponding to the ING Van Kampen Large Cap Growth Portfolio will be automatically allocated to the ING Van Kampen Capital Growth Portfolio. You may give us alternative allocation instructions by contacting our ING Customer Service Center at P.O. Box 5033, Minot, ND 58702-5033, 1-877-886-5050. Because of this merger, effective April 28, 2008, the ING Van Kampen Capital Growth Portfolio (Class I) will be added to your contract as an available investment option.

You will not incur any fees or charges or any tax liability because of this merger, and your Contract Value immediately before the merger will equal your Contract Value immediately after the merger.

There will be no further disclosure regarding the ING Van Kampen Large Cap Growth Portfolio in future supplements to the prospectus.

Please note the following summary information about the ING Van Kampen Capital Growth Portfolio:

Investment Adviser/
Fund Name	Subadviser	Investment Objective

ING Van Kampen Capital	Investment Adviser:	Seeks long-term capital
Growth Portfolio (Class I)	Directed Services LLC	appreciation.
Subadviser:
Morgan Stanley Investment
Management, Inc. (d/b/a Van
Kampen)

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IMPORTANT INFORMATION REGARDING THE
ING VP HIGH YIELD BOND PORTFOLIO

Effective April 28, 2008, the ING VP High Yield Bond Portfolio will be closed to new investors and to new investments by existing investors.

Contract owners who have Contract Value allocated to the Sub-Account that invests in the ING VP High Yield Bond Portfolio after April 28, 2008, may leave their Contract Value in that Sub-Account but future allocations and transfers into that Sub-Account will be prohibited. If your most recent premium allocation instructions include the Sub-Account that corresponds to this closed Fund, premium received that would have been allocated to the Sub-Account corresponding to this closed Fund will be automatically allocated among the other available Sub-Accounts according to your most recent allocation instructions. If there are no other such Sub-Accounts, you must provide us with alternative instructions or the premium payment will be returned to you. You may give us alternative allocation instructions by contacting our ING Customer Service Center at P.O. Box 5033, Minot, ND 58702-5033, 1-877-886-5050.

MORE INFORMATION IS AVAILABLE

More information about the Funds available through your Contract, including information about the risks associated with investing in these Funds, can be found in the current prospectus and Statement of Additional Information for that Fund. You may obtain these documents by contacting us at our:

ING Customer Service Center P.O. Box 5033 Minot, ND 58702-5033 1-877-886-5050

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